[LOGO]

                              The Central European
                                Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                  May 25, 2001

Dear Shareholder,

      The economies of Central Europe continue to do well and are one of the few areas that have remained fairly immune to the economic slowdown in the US and Western Europe. Poland's economy is expected to grow by 3.5% in 2001, while economic growth in the G-7 countries is forecast to rise by just 1.9%. Poland's currency, the zloty, has strengthened considerably due to an improved macroeconomic environment. The Polish central bank has already cut rates by 1% in both February and March, and we expect an additional 2% cut in the second half of this year. In Hungary, economic growth remains robust, with GDP forecast to rise by almost 5% this year. As in the past two years, growth will be driven predominately by strong exports and foreign direct investment. Interest rates have been reduced by 50 basis points since the beginning of the year and an improved inflation environment should allow for further easing later in the year. In the Czech Republic, real GDP growth turned out to be stronger than expected last year and stronger domestic consumption this year indicates that an economic recovery has firmly taken hold. As a result, we expect solid economic growth of 3.5% this year.

      During the first half of its fiscal year ended April 30, 2001, the Central European Equity Fund's net asset value per share declined by 6.2%, while its share price rose 2.2%. The Fund's benchmark, which was the customized MSCI Index for the first two months of the fiscal year and the CECE Index for the remaining four months, fell by 13.8% during the period. As mentioned in the last quarterly report, the Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, two months into the Fund's fiscal year. Both country allocation and stock selection contributed to the Fund's 7.6% outperformance. The Fund's overweight in Poland paid off, as the country's equity market and currency were strong performers. The most pronounced, positive impact on performance, however, came from selective holdings in Croatia, a country not included as part of the Fund's benchmark. Zagrebacka Banka and Pliva were strong performers, rising 43% and 16%, respectively. In terms of stock selection, the Fund's 25% investment in the banking sector was key to its outperformance. Throughout Central Europe, banks were among the best performers due in part to the expectation of lower interest rates this year. The banking sector is the Fund's highest weighted sector. Positions in WBK and BPH (Poland), Komercni Banka (Czech Republic), and Zagrebacka Banka (Croatia) contributed significantly to performance.

      Because of the high-growth potential available in Eastern Europe, we believe the Central European Equity Fund represents an attractive investment. Furthermore, the valuation of the region is lower than that of Asia, Latin America or any of the world's other emerging regions.. The Fund continued its buyback program, buying 7.3% of its shares during the first half of the fiscal year.

      Richard T. Hale, head of Deutsche Bank's US mutual funds administration group, has been elected by the Board of Directors as President of the Fund, succeeding Paul Higgins who remains head of Deutsche Bank's US Private Banking Division. Mr. Hale has been with Deutsche Asset Management and its predecessor firms since 1974 and has been in the investment business for 27 years.

                                     Sincerely,


/s/ Christian Strenger              /s/ Richard T. Hale

Christian Strenger                  Richard T. Hale
Chairman                            President

--------------------------------------------------------------------------------
   For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit: www.ceefund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF APRIL 30, 2001
--------------------------------------------------------------------------------

STATISTICS:

Net Assets...................................................    $ 122,535,623
Shares Outstanding...........................................        8,093,920
NAV Per Share................................................           $15.14

TOTAL RETURNS:

 Period                                                                    NAV
----------                                                              --------

6 months ended 4/30/01.......................................            (6.20)%
1 year ended 10/31/00........................................             0.94%
3 years ended 10/31/00(a)....................................            (8.56)%
5 years ended 10/31/00(a)....................................             2.47%

(a)   Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                                   Ordinary      LT Capital
   Date                                     Income          Gains        Total
----------                                 --------      ----------     ------

11/16/98................................     $0.14             --        $0.14
9/1/98..................................     $0.01          $0.01        $0.02
11/17/97................................     $1.54          $5.01        $6.55
9/3/97..................................        --          $0.02        $0.02
12/19/96................................     $0.11          $1.79        $1.90

OTHER INFORMATION:

NYSE Ticker Symbol ..........................................              CEE
NASDAQ Symbol................................................            XCEEX
Dividend Reinvestment Plan...................................              Yes
Voluntary Cash Purchase Program..............................              Yes
Annual Expense Ratio.........................................            1.55%

PERFORMANCE
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                      6 months ended 4/30/01        Year ended 10/31/00

NET ASSET VALUE               (6.20)%                      0.94%

MARKET VALUE                   2.15%                      (5.00)%

BENCHMARK*                   (13.80)%

* Represents the customized MSCI Index for the 2 months ended 12/31/00 and the CECE Index for the 4 months ended 4/30/01. The Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, 2001.

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2001
--------------------------------------------------------------------------------

                                                                         % of
                                                                       Portfolio
                                                                       ---------

 1. Telekomunikace Polska                                                12.4
 2. Mol Magyar Olaj-ES Gazipari                                           9.8
 3. OTP Bank                                                              9.0
 4. Matav                                                                 7.6
 5. Polski Koncern Naftowy                                                5.7
 6. Bank Pekao                                                            5.3
 7. Elektrim                                                              5.2
 8. Gedeon Richter                                                        4.7
 9. Bank Rozwoju Eksportu                                                 4.6
10. Ceske Energeticke Zavody                                              3.8

      [The following table was depicted as a map in the printed material.]

================================================================================
Country                                                                   % of
                                                                       Portfolio
--------------------------------------------------------------------------------
 Poland                                                                   48.3
--------------------------------------------------------------------------------
 Hungary                                                                  32.9
--------------------------------------------------------------------------------
 Czech
Republic                                                                  11.7
--------------------------------------------------------------------------------
 Croatia                                                                   4.1
--------------------------------------------------------------------------------
 Russia                                                                    2.1
--------------------------------------------------------------------------------
 Austria                                                                   0.9
--------------------------------------------------------------------------------
  Total                                                                    100%
================================================================================

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

Question: In the Letter to Shareholders you mention that you have changed the Fund's benchmark. Why has there been a change and how does the new benchmark differ from the old one?

Answer: At the end of last year, the Directors of the Fund decided to remove the requirement that at least 25% of its assets be invested in Germany in order to capitalize fully on the benefits that we believe Poland, Hungary and the Czech Republic will enjoy by being included in the European Union. As a result, the old customized benchmark, which was made up of 25% MSCI Germany, no longer reflected the objective of the Fund. By the end of December, the Fund had completely divested all its investments in Germany and had reallocated the proceeds to Central Europe. The new benchmark, the CECE Index became effective on January 1st, two months into the Fund's fiscal year. This benchmark is published daily by the Vienna Stock Exchange. At the end of April, the index was comprised of 54.4% Poland, 29.8% Hungary, 14.1% Czech Republic, and 1.7% Slovenia. We believe that this change will be positive for shareholders of the Fund because Eastern Europe offers much higher economic growth prospects than Western Europe and shares are valued far lower. Furthermore, the region will benefit from economic and interest rate convergence, as a result of a massive drive to raise living standards to the EU level. The best examples of convergence are the equity market returns in Portugal and Greece three years before being included in the EU. During the three-year period prior to the launch of the Euro, Portugal's equity market rose over 200%, while Greece, which joined the EU this past January, saw its equity market rise almost 500% between December 1996 and December 1999.

Question: Why does the Fund have such a large weighting in the banking sector?

Answer: The Fund has 25% of its assets invested in banks because we believe this sector will benefit the most from lower interest rates, especially in Poland. Successive interest rate cuts totaling 200 basis points since the beginning of the year have reinforced the expectations of healthy economic growth this year. As a result of increased economic activity and higher real wages, we expect earnings growth in the financial sector to remain strong. In particular, fees from greater cross-selling will add to already healthy margins on lending activity. Furthermore, Poland's banks have significant potential for growth with domestic credit/GDP ratio lagging behind not only the EU, but even some of its Emerging European peers. Mortgage lending is becoming an increasingly important segment for banks, and this activity is being further developed along with other areas such as credit cards to boost overall lending activity. A greater volume of transactions, together with cross selling should ensure that fees and commission income of the banks increase from the current 25% of revenues to 40% by 2003.

Question: Hungary has just announced that they will give up the remaining exchange controls. How does this impact the Fund and do you hedge the Forint?

Answer: The Fund has not hedged any of the Forint exposure and has no plans to do so in the near future. Under the new policy the most important change will be to allow foreign investors to hold short-term government debt and become active in the local currency derivatives market. In short, it will increase the liquidity and attractiveness of holding the Forint. The currency has received a further boost since the announcement, and is trading approximately 8% above its Euro central rate. Any significant appreciation should be short lived as the Central Bank will take the opportunity to ease interest rates in response to an excessive exchange rate appreciation, which in turn should benefit the overall economy.

Hanspeter Ackermann, Chief Investment Officer of the Central European Equity
Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK FOR THE
CENTRAL EUROPEAN ECONOMIES

Poland:

The tight monetary policy the government has had in place since last year has been highly successful in reducing inflation and shrinking the current account deficit. After peaking at 11.6% last July, inflation has fallen to 6.1%, thereby meeting the government's year-end target of 6 to 8%. The tight monetary policy has prevented the economy from over-heating due to excessive consumer demand and will enable it to maintain a steady expansion. As a result of the lower inflation, the Polish central bank has lowered interest rates by 2% year-to-date, and we expect a further easing of 1 to 2% during the second half of the year. Poland's current account deficit for March was less than half the February level, bringing the annualized deficit down to 5.3% of GDP. Over the 12 month period ending in March, the deficit has narrowed by an impressive 3% of GDP. Export growth remained robust while imports contracted for the second month in a row. The further narrowing of the current account deficit and the contraction in imports provide support to our view for further interest rates cuts. With lower inflation and higher real wages, consumer confidence should rise significantly. Economic growth should be around 2.5% in the first half of the year before accelerating to 5 to 6% in the second half of the year.

Hungary:

We estimate that Hungary's 5% economic growth during 2001 will be the second highest in all of Europe, exceeded only by Ireland. Despite the high growth, Hungarian stocks trade at a P/E ratio of only 13 times, compared to an average P/E ratio of 24 times for Western European equities. Given that corporate earnings are forecast to rise 30% in 2001 and 40% in 2002, investors should at some point begin to respond to the real wealth creation in many Hungarian shares. The strong economic growth is mainly driven by the industrial sector and in particular, manufacturing which continues to benefit from stronger Western European demand. In addition, domestic demand has been on the rise over the past six months. Government spending on infrastructure could also provide a boost, while foreign direct investment is providing a steady flow of capital into the economy to finance the economic expansion. Inflation should decline to 9.7% by year-end, and to 6.5% by the end of 2001. The current account deficit is expected to stabilize at around 4% of GDP on the back of Hungary's strong export growth. In addition, we expect Hungary's currency to remain strong over the next year due to the large inflow of foreign direct investment.

Czech Republic:

The economic recovery in the Czech Republic has continued to improve on steady export growth. At 3.9%, GDP growth turned out stronger than expected in the fourth quarter. In 2001, GDP growth is expected to rise 3.5%. While the recovery has firmly taken hold, there are no signs of overheating. Inflation data supports; March CPI figures were flat for the month. The country's long-term economic growth prospects are virtually guaranteed by the EU accession process that is rapidly integrating the Czech Republic into the European economic structure.

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie. (private bank)

Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
      Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Goeltz, former Vice Chairman and Chief Financial Officer, American
      Express Co.

*Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
      Versich-erungsgruppe AG (insurance)

*Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
      Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
      Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr.Juergen Strube, Chairman of the Management Board, BASF AG (chemicals);
      Member of the Supervisory Board of Allianz Lebensversicherungs-AG, Bertelsmann AG, Commerzbank AG, Hapag-Lloyd AG, Hochtief AG and Linde AG.

*Dr. Frank Tromel, former Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman of the Supervisory Board of GfK AG, TV Loonland
      AG and Escada AG

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

*     indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Richard T. Hale, President and Chief Executive Officer of the Closed-End
      Funds, Managing Director and Head of U.S. mutual fund administration group of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
      Managing Director of Deutsche Banc Alex. Brown Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
      Funds, Director of Deutsche Banc Alex. Brown Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Banc Alex. Brown Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Banc Alex. Brown Inc.

Mr. Thomas Gill, Vice President of Deutsche Banc Alex. Brown Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
      International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
      GmbH

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

      The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years and the six months ended April 30, 2001 are as follows:

                                                                                                         Six months
Fiscal year                         1996          1997          1998           1999          2000       ended 4/30/01
                                    ----          ----          ----           ----          ----       -------------
Shares repurchased                325,300        722,257      2,680,954     1,270,800      1,106,500       636,475

Shares issued for
 dividend reinvestment            136,723        592,008      2,082,693        66,019             -0-           -0-

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--APRIL 30, 2001 (unaudited)
--------------------------------------------------------------------------------

   Shares                     Description                              Value
 ----------                   -----------                          ------------

INVESTMENTS IN POLISH
    COMMON STOCKS--46.9%

            BANKS--11.6%

    181,231 Bank Rozwoju Eksportu ............................    $    5,475,946
     17,716 Bank Przemyslowo--Handlowy* ......................           976,911
     31,500 Bank Pekao* ......................................           531,411
    338,000 Bank Pekao (GDR)*+ ...............................         5,746,000
    215,286 Wielkopolski Bank Kredytowy ......................         1,512,396
                                                                  --------------
                                                                      14,242,664
                                                                  --------------
            COMPUTER & PERIPHERALS--2.6%

    116,801 Computerland* ....................................         2,885,101
     19,169 Optimus* .........................................           278,014
                                                                  --------------
                                                                       3,163,115
                                                                  --------------
            CONSTRUCTION &
               ENGINEERING--2.4%

    373,410 Budimex* .........................................         1,739,415
    588,805 Mostostal Zabrze .................................         1,215,712
                                                                  --------------
                                                                       2,955,127
                                                                  --------------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--12.8%

     90,000 Netia (ADR)* .....................................           936,000
  2,745,000 Telekomunikacja Polska
              (GDR)+ .........................................        14,754,375
                                                                  --------------
                                                                      15,690,375
                                                                  --------------
            MEDIA--2.7%

    165,000 Agora (GDR)*+ ....................................         2,767,875
     33,464 Art Marketing Syndicate ..........................           556,118
                                                                  --------------
                                                                       3,323,993
                                                                  --------------
            METALS & MINING--1.3%

    155,000 KGHM Polska Miedz (GDR) ..........................         1,573,250
                                                                  --------------
            OIL & GAS--5.5%

    720,000 Polski Koncern Naftowy (GDR)+ ....................         6,750,000
                                                                  --------------
            SOFTWARE--3.0%

    180,000 Prokom Software (GDR) ............................         2,668,500
     93,442 Softbank (GDR) ...................................           999,829
                                                                  --------------
                                                                       3,668,329
                                                                  --------------
            TRADING COMPANIES &
               DISTRIBUTORS--5.0%

    887,320 Elektrim* ........................................         6,144,102
                                                                  --------------
            Total Investments in
              Polish Common Stocks
              (cost $60,766,730) .............................        57,510,955
                                                                  --------------
INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--32.0%

            AUTOMOBILES--1.2%

    240,000 Raba .............................................         1,513,542
                                                                  --------------
            BANKS--8.8%

     75,000 OTP Bank .........................................         3,534,918
    151,000 OTP Bank (GDR) ...................................         7,229,125
                                                                  --------------
                                                                      10,764,043
                                                                  --------------
            CHEMICALS--0.5%

     49,557 Pannonplast ......................................           588,868
                                                                  --------------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--7.4%

    500,000 Matav ............................................         1,591,543
    448,000 Matav (ADR) ......................................         7,481,600
                                                                  --------------
                                                                       9,073,143
                                                                  --------------
            OIL & GAS--9.5%

    730,000 Mol Magyar Olaj-ES
              Gazipari (GDR) .................................        11,680,000
                                                                  --------------
            PHARMACEUTICALS--4.6%

     44,000 Gedeon Richter ...................................         2,460,834
     55,000 Gedeon Richter (GDR) .............................         3,106,125
                                                                  --------------
                                                                       5,566,959
                                                                  --------------
            Total Investments in
              Hungarian Common Stocks
              (cost $43,129,950) .............................        39,186,555
                                                                  --------------
INVESTMENTS IN CZECH
    REPUBLIC COMMON STOCKS--11.4%

            BANKS--2.8%

    424,996 Komercni Banka (GDR)* ............................         3,453,092
                                                                  --------------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--3.2%

    326,000 Cesky Telecom* ...................................         3,090,246
     85,000 Cesky Telecom (GDR)* .............................           807,500
                                                                  --------------
                                                                       3,897,746
                                                                  --------------

            INDUSTRIAL CONGLOMERATES--3.7%

  1,685,000 Ceske Energeticke Zavody* ........................         4,506,088
                                                                  --------------
            MEDIA--1.7%

    151,730 Ceske Radiokomunikace (GDR)* .....................         2,055,942
                                                                  --------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $15,213,784) .............................        13,912,868
                                                                  --------------

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--
APRIL 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

   Shares                     Description                              Value
 ----------                   -----------                           -----------

INVESTMENTS IN CROATIAN
    COMMON STOCKS--4.0%

            BANKS--1.7%

     97,000 Zagrebacka Banka (GDR) ...........................      $  2,104,900
                                                                    ------------
            PHARMACEUTICALS--2.3%

    240,000 Pliva D.D. (GDR) .................................         2,820,000
                                                                    ------------
            Total Investments in
              Croatian Common Stocks
              (cost $4,245,238) ..............................         4,924,900
                                                                    ------------

INVESTMENTS IN RUSSIAN
    COMMON STOCKS--2.0%

            OIL & GAS--2.0%

     30,000 Lukoil (ADR) .....................................         1,326,658
    100,000 Surgutneftegaz (ADR) .............................         1,170,972
                                                                    ------------
            Total Investments in
              Russian Common Stocks
              (cost $3,713,750) ..............................         2,497,630
                                                                    ------------

INVESTMENT IN AUSTRIAN
    COMMON STOCK--0.9%

            IT CONSULTING & SERVICES--0.9%

    104,840 S&T System Integration
              & Technology*
              (cost $1,660,883) ..............................         1,136,969
                                                                    ------------
            Total Investments--97.2%
              (cost $128,730,335) ............................       119,169,877

            Cash and other assets in
              excess of liabilities--2.8% ....................         3,365,746
                                                                    ------------

            NET ASSETS--100% .................................      $122,535,623
                                                                    ============

----------
*     Non-income producing securities.
+     144A. Restricted to resale to institutional investors only.
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $128,730,335) ....................     $119,169,877
Cash and foreign currency (cost $3,788,564) ..................        3,709,249
Foreign withholding tax refund receivable ....................           61,055
Dividend receivable ..........................................           35,976
Interest receivable ..........................................            9,823
Other assets .................................................           19,422
                                                                   ------------

   Total assets ..............................................      123,005,402
                                                                   ------------
LIABILITIES

Payable for securities purchased .............................          170,605
Management fee payable .......................................           63,062
Investment advisory fee payable ..............................           33,160
Payable for shares repurchased ...............................           53,652
Payable for Directors' fees and expenses .....................           43,500
Accrued expenses and accounts payable ........................          105,800
                                                                   ------------

   Total liabilities .........................................          469,779
                                                                   ------------

NET ASSETS ...................................................     $122,535,623
                                                                   ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized
   80,000,000 shares of common stock) ........................     $226,321,803
Cost of 5,412,055 shares held in treasury ....................      (80,138,799)
Accumulated net investment loss ..............................         (893,089)
Accumulated net realized loss on investments
   and foreign currency transactions .........................      (13,106,738)
Net unrealized depreciation of investments
   and foreign currency ......................................       (9,647,554)
                                                                   ------------
Net assets ...................................................     $122,535,623
                                                                   ============
Net asset value per share
   ($122,535,623 / 8,093,920 shares of
   common stock issued and outstanding) ......................           $15.14
                                                                         ======

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
(unaudited)
--------------------------------------------------------------------------------

                                                                    For the six
                                                                    months ended
                                                                     April 30,
                                                                        2001
                                                                   ------------
NET INVESTMENT LOSS

Income
   Dividends (net of foreign withholding
      taxes of $9,123) .......................................     $     46,034
   Interest ..................................................           65,940
   Securities lending, net ...................................           18,945
                                                                   ------------
      Total income ...........................................          130,919
                                                                   ------------
Expenses
   Management fee ............................................          422,374
   Investment advisory fee ...................................          219,111
   Custodian and Transfer Agent's
      fees and expenses ......................................          125,633
   Reports to shareholders ...................................          101,586
   Directors' fees and expenses ..............................           98,824
   Legal fee .................................................           17,908
   Audit fee .................................................           29,000
   NYSE listing fee ..........................................           12,130
   Miscellaneous .............................................           16,599
                                                                   ------------
      Total expenses before custody credits*  ................        1,043,165
      Less: custody credits ..................................          (19,157)
                                                                   ------------
      Net expenses ...........................................        1,024,008
                                                                   ------------
Net investment loss ..........................................         (893,089)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS

Net realized gain (loss) on:
   Investments ...............................................       (7,706,238)
   Foreign currency transactions .............................          763,098
Net change in unrealized appreciation/depreciation on:
   Investments ...............................................       (2,455,736)
   Translation of other assets and liabilities
      from foreign currency ..................................          (71,702)
                                                                   ------------
Net loss on investments and foreign
      currency transactions ..................................       (9,470,578)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     $(10,363,667)
                                                                   ============

----------
* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)
--------------------------------------------------------------------------------

                                                             For the six      For the year
                                                            months ended          ended
                                                              April 30,        October 31,
                                                                2001              2000
                                                            -------------    -------------
INCREASE (DECREASE)
IN NET ASSETS

Operations
   Net investment loss ..................................   $    (893,089)   $    (796,817)
   Net realized gain (loss) on:
     Investments ........................................      (7,706,238)      12,859,659
     Foreign currency transactions ......................         763,098         (290,722)
   Net change in unrealized
     appreciation/depreciation on:
     Investments ........................................      (2,455,736)     (11,502,067)
     Translation of other assets
       and liabilities from
       foreign currency .................................         (71,702)         (14,036)
                                                            -------------    -------------
   Net increase (decrease) in net assets
     resulting from operations ..........................     (10,363,667)         256,017
                                                            -------------    -------------
Capital share transactions:
   Cost of shares repurchased
     (636,475 and 1,106,500
     shares, respectively) ..............................      (8,024,185)     (16,597,292)
                                                            -------------    -------------
   Net decrease in net assets from
     capital share transactions .........................      (8,024,185)     (16,597,292)
                                                            -------------    -------------
Total decrease in net assets ............................     (18,387,852)     (16,341,275)

NET ASSETS

Beginning of period .....................................     140,923,475      157,264,750
                                                            -------------    -------------
End of period (including accumulated
   net investment loss of $893,089
   and undistributed net investment
   income of $-0-, respectively) ........................   $ 122,535,623    $ 140,923,475
                                                            =============    =============

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2001 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Banc Alex. Brown Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2001, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $16,163 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 were $46,246,232 and $57,743,450, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2000 of approximately $6 million which will expire in 2006. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

At April 30, 2001, the market values of the securities loaned and government securities received as collateral for such loans were $1,263,548 and $1,555,316, respectively. For the six months ended April 30, 2001, the Fund earned $18,945 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the six months ended April 30, 2001 and the year ended October 31, 2000, the Fund purchased 636,475 and 1,106,500 of its shares of common stock on the open market at a total cost of $8,024,185 and $16,597,292, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 22.3% and 25.7%, respectively. These shares are held in treasury.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                       For the six                      For the year ended October 31,
                                                       months ended         ----------------------------------------------------
                                                      April 30, 2001        2000        1999        1998        1997        1996
                                                      --------------        ----        ----        ----        ----        ----
Per share operating performance:
Net asset value:
Beginning of period ..............................       $  16.14         $  15.99    $  15.74   $  28.00     $  24.56    $  20.70
                                                         --------         --------    --------   --------     --------    --------
Net investment income (loss) .....................           (.11)            (.09)       (.08)       .13          .09         .17
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .          (1.16)            (.38)        .09      (6.18)        5.26        3.93
                                                         --------         --------    --------   --------     --------    --------
Increase (decrease) from investment operations ...          (1.27)            (.47)        .01      (6.05)        5.35        4.10
                                                         --------         --------    --------   --------     --------    --------
Increase resulting from share repurchases ........            .27              .62         .40        .82          .28         .14
                                                         --------         --------    --------   --------     --------    --------
Distributions from net investment income .........             --               --        (.13)      (.01)        (.11)       (.13)
Distributions from net realized
   foreign currency gains+ .......................             --               --        (.01)        --           --        (.03)
Distributions from net realized
   short-term capital gains+ .....................             --               --          --      (1.54)          --          --
Distributions from net realized
   long-term capital gains .......................             --               --          --      (5.02)       (1.81)       (.22)
                                                         --------         --------    --------   --------     --------    --------
Total distributions ..............................             --               --        (.14)     (6.57)       (1.92)       (.38)
                                                         --------         --------    --------   --------     --------    --------
Dilution in NAV from dividend reinvestment .......             --               --        (.02)      (.46)        (.27)         --
                                                         --------         --------    --------   --------     --------    --------
Net asset value:
   End of period .................................       $  15.14         $  16.14    $  15.99   $  15.74     $  28.00    $  24.56
                                                         ========         ========    ========   ========     ========    ========
Market value:
   End of period .................................       $  12.13         $ 11.875    $  12.50   $13.0625     $ 23.125    $ 19.625
Total investment return for the period:++
   Based upon market value .......................           2.15%           (5.00)%     (3.29)%   (22.89)%      28.93%      25.28%
   Based upon net asset value ....................          (6.20)%            .94%       2.48%    (26.09)%      22.41%      20.74%
Ratio to average net assets:
   Total expenses before custody credits* ........           1.55%**          1.37%       1.44%      1.20%        1.10%       1.08%
   Net investment income (loss) ..................           (.63)%**         (.44)%      (.44)%      .56%         .32%        .73%
Portfolio turnover ...............................          35.64%           59.17%      60.35%     97.48%       68.20%      52.30%
Net assets at end of period (000's omitted) ......       $122,536         $140,923    $157,265   $173,825     $325,972    $289,133

----------
 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.52%, 1.35%, 1.43% and 1.17% for 2001, 2000,
      1999 and 1998, respectively.
**    Annualized.

See Notes to Financial Statements.

EXECUTIVE OFFICES

31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER

Deutsche Banc Alex. Brown Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

DETLEF BIERBAUM
Director

JOHN A. BULT
Director

RICHARD R. BURT
Director

EDWARD C. SCHMULTS
Director

HANS G. STORR
Director

DR. JUERGEN F. STRUBE
Director

ROBERT H. WADSWORTH
Director

WERNER WALBROEL
Director

OTTO WOLFF von AMERONGEN
Director

RICHARD T. HALE
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

----------
All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269

--------------------------------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

--------------------------------------------------------------------------------

                                     [LOGO]

         Copies of this report and other information are available at:
                                www.ceefund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

--------------------------------------------------------------------------------

There are three closed-end funds for your selection:

o     Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o     New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o     Central European Equity Fund--investing primarily in Central and Eastern
            European companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

--------------------------------------------------------------------------------

                                     [LOGO]

                              The Central European
                                Equity Fund, Inc.

                               Semi-annual Report

                                 April 30, 2001